UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report:  April 16, 2013
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
(408) 765-8080
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended March 30, 2013 and forward-looking statements relating to 2013 and the second quarter of 2013 as presented in a press release of April 16, 2013. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: April 16, 2013	By:	/s/ Cary I. Klafter
Cary I. Klafter
Corporate Secretary